UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2022

EVENTIKO INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	95-1535709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Xinzhong St. 3, Dongcheng

Beijing

China100026

eventikoinc@gmail.com

(Address and telephone number of principal executive offices)

Registrant’s telephone number, including area code: (702) 605-4808

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Former Independent Registered Public Accounting Firm

On February 17, 2022, Zia Masood Kiani & Co resigned as the independent accounting firm of Eventiko Inc. (the “Company”).

The audit reports of Zia Masood Kiani & Co on the Company’s financial statements as of and for the fiscal years ended April 30, 2020 and 2021 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended April 30, 2020 and 2021, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with Zia Masood Kiani & Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Zia Masood Kiani & Co, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.

During the Company’s two most recent fiscal years ended April 30, 2020 and 2021, there was no “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the instructions related thereto.

In accordance with Item 304(a)(3) of Regulation S-K, the Company furnished Zia Masood Kiani & Co with a copy of this Current Report on Form 8-K on February 23, 2022, providing Zia Masood Kiani & Co with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of Zia Masood Kiani & Co’s letter addressed to the SEC relating to the statements made by the Company in this report.

New Independent Registered Public Accounting Firm

On February 22, 2022, the Audit Committee and the Board of Directors of the Company appointed BF Borgers CPA, PC as its new independent registered public accounting firm to audit and review the Company’s financial statements.

During the Company’s two most recent fiscal years ended April 30, 2020 and 2021, and for the subsequent interim period through the date hereof prior to the engagement of BF Borgers CPA, PC, neither the Company nor anyone on its behalf consulted BF Borgers CPA, PC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or on the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company that BF Borgers CPA, PC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01, EXHIBITS

EX-16.1 - Letter from CPA

EX-104 - Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eventiko Inc.

/s/Miklos Pal Auer

Miklos Pal Auer,

President, Treasurer, Secretary and Director

February 24, 2022